ERBA DIAGNOSTICS, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT—________________Custodian____________
(Cust) (Minor)
TEN ENT	— as tenants by the entireties	under Uniform Gifts to Minors

JT TEN	— as joint tenants with right of survivorship and not as tenants in common	Act__________________________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________of the shares represented by the within certificate and do hereby irrevocably constitute and appoint______________________________________________________________________________________attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

dated_____________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

05567

ERB

# Erba® Diagnostics

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 29490B 10 1

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01, OF

ERBA DIAGNOSTICS, INC.

CERTIFICATE OF STOCK

*transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.*

SECRETARY

ERBA DIAGNOSTICS, INC. CORPORATE SEAL 1999 DELAWARE

PRESIDENT

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY